SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     October 6, 2000
                                                -------------------------------

                            THE TESSERACT GROUP, INC.
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             (Exact Name of Registrant as Specified in Charter)


           Minnesota                      1-11111               41-1581297
 -----------------------------   ------------------------   -------------------
 (State or Other Jurisdiction)   (Commission File Number)      (IRS Employer
       of Incorporation                                     Identification No.)


        4515 E. Muirwood Drive
           Phoenix, Arizona                                             85048
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (480) 940-6300
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               Registrant's telephone number, including area code

                                3820 E. Ray Road
                                      No. 2
                             Phoenix, Arizona 85044
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     The TesseracT Group, Inc. (the "Company") along with its wholly-owned subsidiary Sunrise Educational Services, Inc. ("Sunrise") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Arizona on October 6, 2000; Case No. 00-10938-PHX-RTB and Case No. 00-109393-PHX-RTB. On October 9, 2000, the Company issued a press release which is filed as an exhibit hereto. The Company and Sunrise have continued to operate their business as debtors in possession.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

          None.

     (b)  Exhibits

          Exhibit Number                        Description
          --------------                        -----------
              99.1            Press Release issued by The TesseracT Group,  Inc.
                              and its wholly-owned subsidiary, Sunrise Educational Services, Inc., dated as of October 9, 2000 announcing Chapter 11 filings.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        THE TESSERACT GROUP, INC.


Date: October 18, 2000                  By /s/ Lucian Spataro
                                           -------------------------------------
                                           Lucian Spataro
                                           Chief Executive Officer